The New Ireland Fund, Inc.
Portfolio Holdings (unaudited)

January 31, 2023	Shares	Value (U.S.)
COMMON STOCKS (92.31%) (a)
COMMON STOCKS OF IRISH COMPANIES (87.70%)
Airlines (3.95%)
Ryanair Holdings Plc *	39,801	$642,768
Ryanair Holdings Plc - Sponsored ADR*	9,587	867,911
		1,510,679
Banks (16.08%)
AIB Group Plc	623,745	2,603,910
Bank of Ireland Group Plc	332,744	3,539,999
		6,143,909
Beverages (1.54%)
C&C Group Plc *	296,239	588,001
Building Products (3.79%)
Kingspan Group Plc	22,656	1,448,266
Construction Materials (24.28%)
CRH Plc	200,401	9,277,784
Containers & Packaging (5.18%)
Smurfit Kappa Group Plc	47,400	1,980,325
Food Products (5.07%)
Kerry Group Plc, Series A	20,728	1,936,602
Hotels, Restaurants & Leisure (19.16%)
Dalata Hotel Group Plc *	260,185	1,096,079
Flutter Entertainment Plc *	40,235	6,224,387
		7,320,466
Household Durables (2.48%)
Cairn Homes Plc	537,270	570,072
Glenveagh Properties Plc *	369,011	377,500
		947,572
Marine (2.86%)
Irish Continental Group Plc - UTS	233,944	1,093,624
Multi-Utilities (0.42%)
Greencoat Renewables Plc	130,279	158,628
Pharmaceuticals (0.00%)
Amryt Pharma Plc *	4	–
Trading Companies & Distributors (2.89%)
Grafton Group Plc	97,653	1,106,035
TOTAL COMMON STOCKS OF IRISH COMPANIES
(Cost $20,033,294)		33,511,891

COMMON STOCKS OF FRENCH COMPANIES (2.89%)
Building Products (1.28%)
Cie de St-Gobain	8,597	491,142
Multi-Utilities (1.61%)
Veolia Environnement SA	20,799	614,582
TOTAL COMMON STOCKS OF FRENCH COMPANIES
(Cost $712,489)		1,105,724

COMMON STOCKS OF ITALIAN COMPANIES (1.72%)
Electric Utilities (1.72%)
Enel SpA	112,262	657,945
TOTAL COMMON STOCKS OF ITALIAN COMPANIES
(Cost $738,170)		657,945

TOTAL COMMON STOCKS
(Cost $21,483,945)		$35,275,560

RIGHTS - %
AMRYT REVENUE CVR (b)	300,819	–
TOTAL RIGHTS
(Cost $0)		–

TOTAL INVESTMENTS (92.31%)		35,275,560
(Cost $21,483,953)
OTHER ASSETS AND LIABILITIES (7.69%)		2,939,149
NET ASSETS (100.00%)		$38,214,709

*	Non-income producing security.
ADR	American Depositary Receipt traded in U.S. dollars.
UTS	Units
CVR	Contingent Value Rights
(a)
The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator, U.S. Bancorp Fund Services, LLC.

(b)	Value determined using significant unobservable inputs.

Fair Value Measurements:  As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Principles (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

At the end of each fiscal quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listing or delistings on national exchanges.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of period. The summary of inputs used to value the Fund’s net assets as of January 31, 2023 is as follows:

	Total Value at 01/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities
Common Stocks*	$35,275,560	$-	$35,275,560	$-
Rights	-	-	-	-
Total Investments^	$35,275,560	$-	$35,275,560	$-
*See Portfolio Holdings detail for country breakout.
^Investments are disclosed individually on the Portfolio Holdings.